UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 628-3100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on August 1, 2024, TerrAscend Corp. (the “Company”) and TerrAscend USA, Inc., as guarantors, and each of WDB Holding CA, Inc., WDB Holding PA, Inc., Moose Curve Holdings, LLC, and Hempaid, LLC, including certain of each of their respective subsidiaries, as borrowers, and FG Agency Lending LLC, as the administrative agent (the “Agent”), entered into a loan agreement (the “FG Loan”). The FG Loan provides for a four-year, $140 million senior-secured term loan with an initial draw of $114 million that occurred on August 1, 2024, and a delayed draw of $26 million (the “Delayed Draw”).

On September 30, 2024, WDB Holding MI, Inc., an entity that is consolidated in the financial statements of the Company, and certain of its subsidiaries(collectively, the “Joinder Borrowers”) became parties to the FG Loan pursuant to a joinder agreement, by and among the Joinder Borrowers and the Agent (the “Joinder”). Upon execution of the Joinder, the Delayed Draw occurred on September 30, 2024.

On September 30, 2024, the proceeds from the Delayed Draw were used, in part, to pay down the Company’s senior-secured term loan under that certain Credit Agreement dated November 22, 2021, by and among WDB Holding MI, Inc., TerrAscend Growth Corp., Gage Innovations Corp., Cookies Retail Canada Corp., and other borrowers that are consolidated in the financial statements of the Company, the lenders party thereto and Chicago Atlantic Admin, LLC, as administrative and collateral agent for the lenders (the “Chicago Atlantic Term Loan”). Using the proceeds from the Delayed Draw, all of the outstanding obligations under the Chicago Atlantic Term Loan were repaid in full and the Chicago Atlantic Term Loan was terminated.

Item 7.01 Regulation FD Disclosure.

On October 1, 2024, the Company issued a press release regarding the completion of the Delayed Draw and the Company’s use of the proceeds from the Delayed Draw to pay down the Chicago Atlantic Term Loan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	October 1, 2024	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer